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                     AMENDMENT ONE TO JOINT FILING STATEMENT

         The undersigned hereby agree to dissolve their status as a group (as defined by Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended) as of May 22, 2002. All future filings with respect to the securities reported herein will be filed, if required, by members of the group in their individual capacity.

         The Joint Filing Statement dated as of March 8, 2000 is hereby terminated in its entirety as the date hereof.

Date:  May 22, 2002


                                    /s/ Michael W. Reschke
                                    ----------------------------------
                                    Michael W. Reschke

                                    PRIMESTONE INVESTMENT PARTNERS L.P.

                                    By:  PG/Primestone, L.L.C.,
                                          its general partner

                                    By: The Prime Group, Inc.,
                                        its Administrative Member

                                    By:   /s/ Michael W. Reschke
                                          ------------------------------
                                          Name:  Michael W. Reschke
                                          Title: President

                                    PG/PRIMESTONE, L.L.C.

                                    By: The Prime Group, Inc.,
                                        its Administrative Member

                                    By:    /s/ Michael W. Reschke
                                           -----------------------------
                                           Name:  Michael W. Reschke
                                           Title: President

                                    THE PRIME GROUP, INC.

                                     By:   /s/ Michael W. Reschke
                                           -----------------------------
                                           Name:  Michael W. Reschke
                                           Title: President